Acquisitions, Investments and Dispositions	12 Months Ended
Dec. 31, 2017
Acquisitions, Investments and Dispositions
Acquisitions, Investments and Dispositions

3.Acquisitions, Investments and Dispositions

In January 2015, the Group received proceeds in the aggregate amount of U.S.$717 million (Ps.10,632,393) in connection with the disposal in 2014 of its investment in GSF Telecom Holdings, S.A.P.I. de C.V., a CVQ´s former joint venture, of which U.S.$697 million (Ps.10,335,813) were in cash and U.S.$20 million (Ps.296,580) were held in escrow for certain contingent litigation costs. As of December 31, 2015, the amount held in escrow was U.S.$11.9 million (Ps.204,954), and this amount was released and used during 2016 (see Note 2 (b)).

In January 2015, the Group acquired, through a series of transactions, all of the equity interest of Telecable for an aggregate cash consideration of Ps.10,001,838. Telecable is a cable business that provides video, data and telephone services in Mexico, primarily in the states of Guanajuato, Jalisco, Aguascalientes, Querétaro, Tamaulipas and Colima. The Group began to consolidate the net assets and results of operations of Telecable in its consolidated financial statements in the first quarter of 2015. The Group completed a final purchase price allocation for this transaction in the fourth quarter of 2015. Through the acquisition of Telecable, the Group continues with its strategy to establish a cable company with national coverage that delivers more and better services through state of the art technology and internationally competitive prices for the benefit of end users. The following table summarizes the allocation of the purchase price to the tangible and identifiable intangible assets acquired and liabilities assumed at the acquisition date. The excess of the purchase price over those fair values and the related deferred income tax liability was allocated to goodwill in the Cable segment.

	January 1, 2015
Cash and cash equivalents	Ps.	270,447
Trade and other receivables	57,687
Other current assets	34,118

Total current assets	362,252
Property, plant and equipment, net	1,724,757
Goodwill	4,885,331
Concessions	4,373,855
List of subscribers	1,233,808
Trademarks	218,578
Other intangible assets	16,240
Other non-current assets	4,582

Total assets	12,819,403

Trade and other payables	135,920
Other current liabilities	78,753

Total current liabilities	214,673

Long-term debt	505,425
Deferred income tax liability	2,090,269
Other non-current liabilities	7,198

Total non-current liabilities	2,602,892

Total liabilities	2,817,565

Total net assets	Ps.	10,001,838

In July 2015, UHI, the controlling company of Univision, and the Company announced that together with major shareholders of UHI, they had entered into a Memorandum of Understanding (“MOU”) and that certain subsidiaries of UHI and the Company entered into an agreement to amend their existing Program Licensing Agreement (the “PLA”). Under the PLA amendment, the terms of the existing strategic relationship between UHI and the Group have been amended among other things, (i) to extend the term of the PLA from its current expiration date of at least 2025 to at least 2030 upon consummation of a qualified public equity offering of UHI by July 1, 2019; and (ii) to adjust the royalty computation of the PLA by making certain additional revenue subject to royalties in exchange for certain adjustments to the royalty rate. Under the terms of the MOU, UHI, the Group and the major shareholders of UHI agreed to (i) upon a qualifying initial public offering of UHI, an equity capitalization of UHI by which, among other considerations, the Group will hold common stock with approximately 22% of the voting rights of UHI common stock, and the right for the Group to designate a minimum number of directors to UHI’s Board of Directors; and (ii) the exchange of U.S.$1,125 million (Ps.17,634,375) principal amount of Convertible Debentures issued by UHI for Warrants that are exercisable for UHI’s common stock, and a cash payment by UHI in the amount of U.S.$135.1 million (Ps.2,194,981) for such exchange. In July 2015, the Group exercised a portion of these Warrants to increase its equity stake in UHI from 7.8% to 10% (see Notes 9, 10, 14, 19 and 22).

In July 2015, the Company acquired additional shares of Imagina Media Audiovisual, S.L. (together with its subsidiaries, “Imagina”), a communications company in Spain, in the aggregate cash amount of €19.2 million (Ps.341,710) in connection with a reorganization of stockholders of this investee by which the Company increased its equity stake in Imagina from 14.5% to 19.9%. In February 2018, the Company announced an agreement to sell its 19.9% stake in Imagina. The closing of this transaction is subject to the fulfillment of certain conditions and regulatory approvals, which is expected to take place in the second half of 2018. Upon closing of the transaction, the Company expects to receive total proceeds in the amount of €284 million (Ps.6,827,798) (see Note 10).

In March 2016, the Group announced the acquisition of the remaining 50% equity interest of TVI in the aggregate fair value amount of Ps.6,750,000, including a cash payment of Ps.2,000,000 and the assumption of long-term liabilities in the aggregate amount of Ps.4,750,000 (undiscounted amount of Ps.5,106,250) with maturities between 2017 and 2020 (see Note 13). Until this transaction was completed, a non-controlling interest participated as a shareholder of CVQ, a direct subsidiary of the Company. In August 2016, the Company completed this transaction by acquiring the non-controlling interest in CVQ. This transaction complied with the guidelines and timetable established by the authorization by the IFT. With the ownership of the 100% of the equity interest of TVI, the Group is better positioned to exploit efficiencies and economies of scale among all its cable operations throughout Mexico and continue to expand upon its offerings of video, voice and data services. The effect of this transaction in the equity attributable to stockholders of the Company as of December 31, 2016, was as follows:

	Acquisition of a Non- controlling Interest
Carrying value of the non-controlling interest in TVI	Ps.	768,703
Consideration for the acquisition of a non-controlling interest in TVI	(6,750,000)

Decrease in retained earnings attributable to stockholders of the Company (1)	Ps.	(5,981,297)

In the fourth quarter of 2016, TVI acquired through cash transactions a remaining 50% equity interest of Cable Sistema de Victoria, S.A. de C.V. (“CSV”), an indirect subsidiary of TVI, for an amount of Ps.379,424. The effect of this transaction in the equity attributable to stockholders of the Company as of December 31, 2016, was as follows:

	Acquisition of a Non- controlling Interest
Carrying value of the non-controlling interest in CSV	Ps.	35,724
Consideration for the acquisition of a non-controlling interest in CSV	(379,424)

Decrease in retained earnings attributable to stockholders of the Company (1)	Ps.	(343,700)

(1)

Changes in ownership interest are treated as equity transactions, if control is maintained. Any difference between the amount by which the non-controlling interest is adjusted and the fair value of the consideration paid or received is recognized in equity attributed to stockholders of the Company.

In March 2017, the Group entered into a joint venture agreement with Periódico Digital Sendero, S.A.P.I. de C.V. (“PDS”), an internet company that operates an online news website in Mexico City, and acquired a 50% equity interest in this joint venture for an aggregate cash amount of Ps.120,000. In September 2017, the Group made an additional cash contribution in the amount of Ps.42,500 in connection with its 50% equity interest in this joint venture (see Note 10).